The Wilmington Short/Intermediate Bond Portfolio
                The Wilmington Intermediate Bond Portfolio
                 The Wilmington Municipal Bond Portfolio

                            of WT Mutual Fund

                           Institutional Shares


   SUPPLEMENT DATED MAY 9, 2001 TO PROSPECTUS DATED NOVEMBER 1, 2000

THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED APRIL 9, 2001.

The information in this Supplement updates the corresponding information in the Institutional Shares Prospectus of the Wilmington Funds - Fixed Income Portfolios of WT Mutual Fund dated November 1, 2000 (the "Prospectus").

APPOINTMENT OF RODNEY SQUARE MANAGEMENT CORPORATION ("RSMC") AS
INVESTMENT ADVISER TO THE SHORT/INTERMEDIATE BOND, INTERMEDIATE BOND AND MUNICIPAL BOND SERIES

In connection with the reorganization of the Fixed Income Division of Wilmington Trust Company ("WTC"), those personnel currently providing investment advisory services to the Short/Intermediate Bond Series, Intermediate Bond Series and Municipal Bond Series (collectively, the "Series"), the master series of the Wilmington Short/Intermediate Bond Portfolio, the Wilmington Intermediate Bond Portfolio and the Wilmington Municipal Bond Portfolio, respectively, will be transferred to RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, a holding company which also wholly owns WTC, for purposes of providing such services. As a result, all advisory services provided to registered investment companies will be performed by RSMC. In connection with these changes, on May 9, 2001, the Board of Trustees of WT Investment Trust I approved (i) the termination of the Investment Advisory Agreement with WTC and (ii) the subsequent appointment of RSMC to serve as the new Investment Adviser to the Series.

As a result of this change, the Prospectus is hereby amended by deleting all references to "WTC" and replacing it with "RSMC" under the section of the Prospectus titled "Investment Adviser" on page
17. The first paragraph under the same section is hereby deleted in its entirety and replaced with the following information regarding
RSMC:

   "Rodney Square Management Corporation is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company and its subsidiaries. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations."

The individuals listed under the heading of "Portfolio Managers" on page 17 of the Prospectus as being employed by WTC will hold similar positions with RSMC and shall continue to manage their respective portfolios.

The reference to Wilmington Trust Company in the box titled
"Investment Adviser" under the heading "Service Providers" on page 18 of the Prospectus is hereby deleted and replaced with "Rodney
Square Management Corporation".

TERMINATION OF EXPENSE WAIVER AND REIMBURSEMENT AGREEMENT WITH RESPECT TO THE INSTITUTIONAL SHARES OF THE WILMINGTON SHORT/INTERMEDIATE BOND AND INTERMEDIATE BOND PORTFOLIOS

During its March 2001 meeting, the Board of Trustees of WT Mutual Fund elected to terminate the expense waiver and reimbursement agreement (the "Expense Cap Agreement") for certain funds. The Expense Cap Agreement provided that the funds' investment adviser would waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceeded a certain amount. The Expense Cap Agreement was initially instituted by the Board in connection with the funds' reorganization into a master/feeder structure of operation. The Board had approved the voluntary fee caps to ensure that the funds' shareholders would not bear any additional expenses related to operational costs associated with this new structure. After determining that the stated objectives of the funds' reorganization have been met and that current expenses are related to the funds' normal operations, the Board elected to terminate the Expense Cap Agreement with respect to the Institutional Shares of the Wilmington Short/Intermediate Bond Portfolio and Wilmington Intermediate Bond Portfolio, effective as of April 1, 2001.

Accordingly, the table under the heading "Annual Fund Operating
Expenses" on page 8 in the Prospectus is hereby deleted in its entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
PORTFOLIO ASSETS)(1):


                         SHORT/INTERMEDIATE  INTERMEDIATE      MUNICIPAL
                           BOND PORTFOLIO   BOND PORTFOLIO   BOND PORTFOLIO

Management fees                   0.35%          0.35%           0.35%

Distribution (12b-1) fees         None           None            None

Other expenses                    0.37%          0.36%           0.68%

Total annual operating expenses   0.72%          0.71%           1.03%(2)

Waivers/reimbursements            N/A            N/A             0.28%

Net Expenses                      N/A            N/A             0.75%

(1) This table and the Example below (page 8) each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

(2) The investment adviser has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75% for the Municipal Bond Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.